BBH Money Market Fund
Class R Shares (“BBMXX”)
Class I Shares (“BBSXX”)

SUPPLEMENT DATED MAY 28, 2010
TO THE PROSPECTUS
DATED OCTOBER 31, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective May 28, 2010, under “Principal Investment Strategies” on page 4 of the Prospectus add the following as the final sentence to the first paragraph:

In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the 1940 Act (“Rule 2a-7”).

Effective May 28, 2010, under “Principal Risk Factors” on page 6 of the Prospectus add the following paragraph as an additional new risk to the Fund:

Amortized Cost Risk:

In the unlikely event that the Fund’s Board of Trustees were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost price per share and its market-based NAV price per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.

Effective May 28, 2010, under “Shareholder Information” on page 12 of the Prospectus add the following as the final sentence of the third paragraph:

In addition, for regulatory purposes, the Fund calculates a market-based NAV per share on a periodic basis.

Effective May 28, 2010, under “Shareholder Information” on page 15 of the Prospectus add the following as the third paragraph under “Further Redemption Information:”

The Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund in accordance with Rule 22e-3 of the Act if (i) the Board of Trustees, including a majority of  Trustees who are not interested persons of the Fund, determines that the extent of deviation between the Fund’s amortized cost price per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Fund’s Board of Trustees, including a majority of Trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund.

Effective May 28, 2010, under “Portfolio Holdings Information” on page 22 of the Prospectus  replace the  first paragraph with the following:

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Fund’s portfolio holdings will be posted on the website five business days after the end of the month and remain posted on the website for six months thereafter.